SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 2, 1999
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                  CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                     0-19363                           13-3221852
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(State or Other               (Commission                       (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)


110 East 59th Street, New York, New York                              10022
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including area code (212) 906-8480
                                                   --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     On February 2, 1999, Cellular Communications  International,  Inc. ("CCIL")
announced that it had closed its tender offer and consent solicitation for its Euro 235,000,000 9-1/2% Senior Discount Notes Due 2005. The tender offer expired at 5:00 p.m., New York City time, on February 2, 1999. All of the outstanding Notes were tendered for payment.

     The total purchase price per Euro 1,000 principal amount at maturity of tendered Notes will be Euro 855.00. The total purchase price was calculated on January 29, 1999 pursuant to and in the manner set forth in the Offer to Purchase and Consent Solicitation Statement dated December 18, 1998 . Of such total purchase price, an amount equal to Euro 15.00 constituted a consent payment per Euro 1,000 principal amount at maturity of Notes.

     The announcement also described that the tender offer by Kensington Acquisition Sub, Inc., a wholly owned subsidiary of Mannesmann AG and Olivetti S.p.A., to acquire a majority of the outstanding shares of common stock of CCIL has been closed with Kensington Acquisition Sub, Inc. acquiring 12,079,305 shares of CCIL's common stock, representing approximately 68.6% of the outstanding shares of CCIL (or 55.4% of the shares on a fully diluted basis).

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
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          Exhibits

          99     Press Release issued February 2, 1999

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                                  (Registrant)


                                    By: \s\ Richard J. Lubasch
                                    ------------------------------------------
                                    Name:  Richard J. Lubasch
                                    Title: Senior Vice President, Treasurer,
                                             Secretary and General Counsel


Dated: February 3, 1999



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                                  EXHIBIT INDEX



Exhibit                                                                 Page


   99     Press Release issued February 2, 1999